UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               October 12, 2001 (Date of earliest event reported)


                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                   1-11047                  22-2870438
  (State or other juris-          (Commission       (IRS Employer Identification
 diction of incorporation)        File Number)                 Number)


                                  Olsen Centre
                   2100 Meridian Park Blvd., Concord, CA 94520
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (925) 825-8151

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION

Attached hereto as Exhibit 99.1 are pro forma condensed consolidated financial statements of Sparta Surgical Corporation ("Sparta") which give effect to the completion of the sale of substantially all the assets of Sparta's electrosurgical business to Q2 Medical, all of which events were reported in Sparta's Current Report on Form 8-K filed October 16, 2001.

     (c) EXHIBITS

     Exhibit
     Number                                  Description
     ------                                  -----------
     99.1 Sparta Surgical Corporation Pro Forma Condensed Consolidated Financial Statements.









                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SPARTA SURGICAL CORPORATION
Date:  November 19, 2001
                                     By /s/       Thomas F. Reiner
                                     -------------------------------------------
                                     Thomas F. Reiner,
                                     Chairman of the Board,
                                     President and Chief Executive Officer

                                  EXHIBIT INDEX

     Exhibit
     Number                          Description
     ------                          -----------
     99.1 Sparta Surgical Corporation Pro Forma Condensed Consolidated Financial Statements.

                                                                    EXHIBIT 99.1



                  SPARTA SURGICAL CORPORATION AND SUBSIDIARIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS





                                                                           PAGE
                                                                           ----

 Proforma Condensed Financial Statements Summary of Presentation            F-2

 Proforma Condensed Balance Sheet as of August 31, 2001                     F-3

 Proforma Condensed Statement of Operations for the six months
  ended August 31, 2001                                                     F-4

 Proforma Condensed Statement of Operations for the year
  ended February 28, 2001                                                   F-5

 Notes to Proforma Condensed Financial Statements                           F-6

                  SPARTA SURGICAL CORPORATION AND SUBSIDIARIES
              PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



The following unaudited proforma condensed consolidated financial statements give effect to the sale of substantially all the assets of Sparta Surgical Corporation's (the "Company's") electrosurgical business to Kentucky Packaging Service LP, dba Q2 Medical ("Q2 Medical"). The proforma condensed consolidated financial statements are based on the Company's historical financial statements and estimates and assumptions set forth below.

The proforma condensed consolidated balance sheet as of August 31, 2001 gives effect to the sale of substantially all the assets of the Company's electrosurgical business to Q2 Medical as if the sale took place on August 31, 2001.

The proforma condensed consolidated statement of operations for the six months ended August 31, 2001 and for the year ended February 28, 2001, includes the sale of substantially all the assets of the Company's electrosurgical business as if the transaction was completed at the beginning of the year.

Proforma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited proforma financial information presented herein is not necessarily indicative of the results of operations or financial position that the Company would have obtained had such events occurred at the beginning of the year, as assumed, or of the future results of the Company. The proforma financial statements should be read in conjunction with the historical financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended February 28, 2001.


                                    SPARTA SURGICAL CORPORATION AND SUBSIDIARIES
                                             CONSOLIDATED BALANCE SHEET
                                                  AUGUST 31, 2001


                                                       ASSETS
                                                       ------

                                                                                      Proforma         Proforma
                                                                                     Adjustments       Combined
                                                                                     -----------       --------
Current Assets:
  Cash                                                      $           --          $ 1,816,000 (1) $      304,000
                                                                                     (1,512,000)(2)
  Accounts receivable                                              293,000                   --            293,000
  Inventories                                                    2,334,000             (497,000)(1)      1,837,000
  Other                                                             42,000              (36,000)(1)          6,000
                                                            --------------        -------------    ---------------

Total Current Assets                                             2,669,000             (229,000)         2,440,000
                                                            --------------        -------------    ---------------

Property and equipment - at cost, net                              676,000             (646,000)(1)         30,000
                                                            --------------        -------------    ---------------

Other Assets:
  Intangible assets, net                                           621,000             (526,000)(1)         95,000
  Other                                                             15,000              (12,000)(1)          3,000
                                                            --------------        -------------    ---------------

Total Other Assets                                                 636,000             (538,000)            98,000
                                                            --------------        -------------    ---------------

Total Assets                                                $    3,981,000        $  (1,413,000)   $     2,568,000
                                                            ==============        =============    ===============

                                       LIABILITIES AND STOCKHOLDERS' EQUITY
                                       ------------------------------------

Current Liabilities:
  Current portion of long-term debt                          $   2,486,000        $  (1,720,000)(2) $      766,000
  Accounts payable - trade                                         867,000              100,000 (1)        967,000
  Accrued expenses                                                 197,000                   --            197,000
  Notes payable                                                    150,000                   --            150,000
                                                            --------------        -------------    ---------------

Total Current Liabilities                                        3,700,000           (1,620,000)         2,080,000
                                                            --------------        -------------    ---------------

Long-term debt, net of current portion above                        58,000                   --             58,000
                                                            --------------        -------------    ---------------

Commitments and contingencies                                           --                   --                 --

Stockholders' Equity:
  Preferred stock                                                  441,000                   --            441,000
  Common stock                                                      15,000                   --             15,000
  Additional paid in capital                                    14,374,000                   --         14,374,000
                                                                                         (1,000)(1)
  Accumulated deficit                                          (14,607,000)             208,000 (2)    (14,400,000)
                                                            --------------        -------------    ---------------
Total Stockholders' Equity                                         223,000              207,000            430,000
                                                            --------------        -------------     --------------

Total Liabilities and Stockholders' Equity                  $    3,981,000        $  (1,413,000)   $     2,568,000
                                                            ==============        =============    ===============


                                       The accompanying notes are an integral
                        part of these proforma condensed consolidated financial statements.



                                    SPARTA SURGICAL CORPORATION AND SUBSIDIARIES
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                      FOR THE SIX MONTHS ENDED AUGUST 31, 2001


                                                                                     Proforma           Proforma
                                                                                    Adjustments         Combined
                                                                                  -------------         ----------
Net sales                                                       $1,680,000        $  (1,210,000)(3)     $  470,000
Cost of sales                                                      620,000             (408,000)(3)        212,000
                                                              ------------        -------------         ----------

Gross Profit                                                     1,060,000             (802,000)           258,000

Selling, general and administrative expenses                     1,068,000             (735,000)(3)        333,000
Depreciation and amortization expenses                             253,000             (181,000)(3)         72,000
Research, development and engineering expenses                     183,000              (28,000)(3)        155,000
                                                              ------------        -------------        -----------

Loss From Operations                                              (444,000)             142,000           (302,000)
                                                              ------------         ------------        -----------

Other Income (Expense):
  Interest expense                                                (214,000)              49,000 (4)       (165,000)
                                                               -----------        -------------        -----------

Total Other Income (Expense)                                      (214,000)              49,000           (165,000)
                                                               -----------        -------------        -----------

Net loss                                                          (658,000)             191,000           (467,000)

Preferred stock dividends                                          (21,000)                  --            (21,000)
                                                               -----------        -------------        -----------

Net Loss Applicable to Common Stockholders                     $  (679,000)       $     191,000        $  (488,000)
                                                               ===========        =============        ===========

Basic and diluted net loss per common share                    $      (.09)                            $     (.06)
                                                               ===========                             ===========

Weighted average shares used to calculate basic and
 diluted net loss per common share                               7,938,237                               7,938,237
                                                              ============                            ============
















                                       The accompanying notes are an integral
                        part of these proforma condensed consolidated financial statements.



                                    SPARTA SURGICAL CORPORATION AND SUBSIDIARIES
                                        CONSOLIDATED STATEMENT OF OPERATIONS
                                        FOR THE YEAR ENDED FEBRUARY 28, 2001


                                                                                   Proforma             Proforma
                                                                                  Adjustments           Combined
                                                                               --------------         ------------
Net sales                                                     $  3,408,000      $  (2,170,000)(3)     $  1,238,000
Cost of sales                                                    1,586,000           (898,000)(3)          688,000
                                                              ------------     --------------         ------------

Gross Profit                                                     1,822,000         (1,272,000)             550,000

Selling, general and administrative expenses                     2,354,000           (837,000)(3)        1,517,000
Depreciation and amortization expenses                             577,000           (359,000)(3)          218,000
Research, development and engineering expenses                     269,000            (73,000)(3)          196,000
                                                              ------------     --------------         ------------

Loss From Operations                                            (1,378,000)            (3,000)          (1,381,000)
                                                              ------------     --------------         ------------

Other Income (Expense):
  Interest expense                                                (366,000)            90,000 (4)         (276,000)
                                                             -------------     --------------         ------------

Total Other Income (Expense)                                      (366,000)            90,000             (276,000)
                                                              ------------     --------------         ------------

Net Loss                                                        (1,744,000)            87,000           (1,657,000)

Preferred stock dividends                                          (42,000)                 --             (42,000)
                                                              ------------     --------------         ------------

Net Loss Applicable to Common Stockholders                     $(1,786,000)     $      87,000          $(1,699,000)
                                                               ===========      =============          ===========

Basic and diluted net loss per common share                    $      (.26)                            $      (.25)
                                                               ===========                             ===========

Weighted average shares used to calculate basic
  and diluted net loss per common share                          6,898,464                               6,898,464
                                                               ===========                             ===========

















                                       The accompanying notes are an integral
                        part of these proforma condensed consolidated financial statements.

                  SPARTA SURGICAL CORPORATION AND SUBSIDIARIES
           NOTES TO UNAUDITED PROFORMA CONDENSED FINANCIAL STATEMENTS



1.       Basis of Presentation
         ---------------------
          On October 12, 2001, the Company sold substantially all the assets related to its electrosurgical operations to Q2 Medical for approximately $1,816,000 in cash. The assets sold consist of the Company's electrosurgical operations and certain other assets associated with its electrosurgical business, excluding cash and accounts receivable. The Agreement also provides for payment of approximately $71,000 under a Transition Agreement to the Company for services to be performed to assist in the transfer of the electrosurgical business to Q2 Medical.

          In connection with the sale, the Company paid Bank of America all amounts required under the terms of a Settlement Agreement between the Company and Bank of America. The Company owed Bank of America $1,710,000 as of October 12, 2001 plus accrued interest and settled its debt for a payment of $1,512,000 which results in forgiveness of debt income of approximately $198,000 which will be recognized by the Company in the third quarter.

          The proforma condensed consolidated balance sheet as of August 31, 2001 gives effect to the sale of substantially all assets of the Company's electrosurgical business to Q2 Medical as if the sale took place on August 31, 2001.

          The proforma condensed consolidated statement of operations for the six months ended August 31, 2001 and for the year ended February 28, 2001 includes the sale of substantially all the assets of the Company's electrosurgical business as if the transaction was completed on March 1, 2000. The loss on sale of the electrosurgical business is not included in the proforma condensed statement of operations. The estimated loss on sale as if the sale took place on August 31, 2001 would have been approximately $1,000.

2.       Proforma Net Income (Loss) Per Share of Common Stock
         ----------------------------------------------------
          The proforma net income (loss) per share of common stock is based on the weighted average number of common shares outstanding during the period.

3.       Proforma Adjustments
         --------------------
          Adjustments to present the proforma condensed consolidated financial statements are as follows:

               1. Adjustment to record the sales proceeds for the sale of substantially all the assets of the Company's electrosurgical business to Q2 Medical and to remove the assets sold as of August 31, 2001. Includes payment of estimated legal, accounting and other estimated costs of the sale of approximately $100,000.

               2. Adjustment to record the removal of the notes payable to Bank of America which were paid out of the proceeds at closing.

               3. Adjustment to remove the operations of the electrosurgical business for the period.

               4. Adjustment to remove the interest expense incurred on the notes payable of the electrosurgical business. The notes are assumed to have been repaid at the beginning of the year for purposes of the statement of operations.